Exhibit 99.1

                                AULT INCOPORATED

                       CODE OF ETHICS AND BUSINESS CONDUCT

                                  INTRODUCTION


Our Commitment           We are firmly committed to conducting our business
                         lawfully and ethically. We believe it is essential for each of our directors, officers, employees and other representatives to act at all times with honesty and propriety, to exercise good judgment and to conduct business in a manner that such action can be supported without reservation or apology.

The Code It is not possible to develop a detailed set of rules, policies or procedures that cover all circumstances. The best guidelines are individual integrity, common sense and compliance with law. This Code of Ethics and Business Conduct (the "Code") provides a basic guide to assist our management, employees and others acting on our behalf in understanding their responsibilities.

Applicability of Code    This Code applies to each of our directors, officers,
                         employees and other representatives and to their immediate family members. We will inform our independent distributors, dealers, representatives and agents of the importance of adhering to the provisions and principles of this Code.

                    OUR RESPONSIBILITIES FOR HONEST BUSINESS

Ethical Conduct          Our reputation legal and ethical behavior is one of our
                         most valuable assets. We are all responsible for safeguarding this important asset.

                         It is our policy to comply with all laws, whether federal, state, local or foreign. However, our reputation is built on more than compliance with applicable laws - the highest standards of moral and ethical behavior are essential to maintaining our good reputation. We do not tolerate unethical or dishonest conduct.

Conflicts of Interest    You have a responsibility to avoid all influences,
                         interests or relationships that might adversely affect your commitment to our business or distort your business judgment. You should make business decisions based upon the best interests of our company.

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                         While it is not possible to develop a comprehensive set
                         of rules covering all circumstances, the following are examples of activities which could be considered a conflict of interest if undertaken by you or any member of your immediate family:

                         - Owning a substantial interest in any competing business;

                         - Owning a substantial interest in any outside concern that does business with us, except with our actual and specific prior knowledge and consent;

                         - Providing services as a director, manager, consultant, partner, employee or independent contractor to any outside concern that does business with us or is in a competing business, except with our actual and specific prior knowledge and consent;

                         - Engaging in any outside employment which is in conflict with a material aspect of our business or, in respect of employees of the Company, which requires significant time, attention or energy, except with our actual and specific prior knowledge and consent;

                         - Accepting gifts (other than gifts of nominal value), favors, compensation, loans, excessive entertainment or other similar activities from our competitors or from any other company or person that does business or seeks to do business with us;

                         - Representing us in any transaction with a person or organization in which you or your immediate family have a direct or indirect personal interest or may derive a benefit;

                         - Competing directly or indirectly with us in the design, manufacture, marketing, purchase or sale of products or property rights or interests;

                         - Taking advantage of any business opportunity which would rightfully belong to us, except with our actual and specific prior knowledge and consent;

                         - Using or revealing (without proper authorization) any confidential product information, confidential financial information or other confidential information concerning our plans, decisions or activities, including information which is not available to the general public and which could be considered of some importance in a decision whether to buy or sell our stock or our business partners' securities.

                    - Additional guidelines and more detailed information regarding some of the above examples can be found at the "Confidential Information" and "Insider Trading" sections of this Code.


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Undue Influence or Bribery  It is illegal to pay or receive a bribe intended to influence business conduct. Our policy follows a higher standard than the law requires and prohibits any activity that creates an appearance of impropriety. Use of Company funds or property to bribe or unduly influence any decision by a director, officer, employee or agent of another company or any governmental employee or official is strictly prohibited.

Gifts, Donations,
Bequests and Legacies       You may not accept or offer any gift, offer of
                            travel, or unusual hospitality from any person or organization in connection with any transaction with us. However, unsolicited gifts of nominal value or customary hospitality from persons or entities doing business with us may be allowed when it is clear that no intent is being made to influence or obligate.

                            Business courtesies such as meals, transportation and entertainment shall be modest in amount and related to a legitimate purpose. No director, officer or employee shall provide entertainment, meals or gratuities to any customer or other business associate (or group thereof) of the Company of more than nominal value, or give any gift to such a person or group, without first obtaining written approval from the Company. No business courtesies shall be given with either an explicit or implicit understanding to use or purchase the Company's products.

                            We have a responsibility to provide instruction, education, and training on the safe and effective use of our products to health care providers. If we provide honoraria or reimbursement of travel, living, or meal expenses to participants, the amount must be reasonable and in compliance with this Code.

                            Donations to customers and those closely affiliated with customers shall entail a benefit to society and shall be made to promote a well-accepted charitable purpose. Such donations should be provided in compliance with applicable laws and authorized by an appropriate Company officer.

                            Neither you nor any member of your immediate family may accept a bequest or legacy from any of our customers (other than a relative or person who has never had business dealings with us) under a will or trust without our advance written permission.


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Company Resources        Our telephones, email and mail service should be used
                         only for Company business. Personal telephone calls and email should be limited. Do not receive personal correspondence at the Company address.

                     OUR RESPONSIBILITIES IN OUR MARKETPLACE

Fair Competition and     The primary antitrust concerns in our segment of the
Antitrust                industry lie in the communications with our competitors
                         and with our customers. Our competitors include anyone in our geographic markets manufacturing or selling the same or similar products that we manufacture or sell.
                         Our customers are companies that purchase our products.

                         We are required to comply with antitrust and unfair competition laws. These laws are complex and vary considerably from country to country. The following activities are generally prohibited under these laws:

                         - Agreements with competitors that harm customers, including price fixing and allocations of customers or contracts.

                         - Agreements that unduly limit a customer's ability to sell a product, including establishing the resale price of a product or service, or conditioning the sale of products on an agreement to buy other of our products and services.

                         - Attempts to monopolize, including pricing a product below cost in order to eliminate competition.

                         - Use of theft, deceit, or subterfuge in order to obtain information;

                        - Engaging in illegal kickbacks, tying, refusals to deal, price discrimination or other illegal competitive practices.

                         Employees may not discuss information with our competitors or customers relating to such subjects as projected sales for any specific product or service, revenues or expenses, unannounced products and services, pricing strategies, personnel situations and other proprietary information.

                         If you are in doubt about whether any particular conduct is appropriate, you should seek guidance from management.

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Sales and Marketing      Our goal is to build long-term relationships with our
                         customers by demonstrating honesty and integrity. All of our marketing and advertising will be accurate and truthful and in compliance with laws regulating our products. Deliberately misleading messages, omissions of important fact, or false claims about our competitors' offerings are never acceptable.

                         We will only obtain and conduct our business legally and ethically. Bribes or kickbacks are not acceptable and are strictly prohibited under both state and federal law, including federal Stark laws.

Product Quality and      To maintain our valuable reputation, compliance with
Safety                   our quality processes and safety requirements is
                         essential. We damage our reputation when we ship products or deliver services that fail to live up to our standards. We are committed to producing quality products and to maintain our reputation for excellence in product quality and safety. We will comply with all laws and regulations regarding the safety of our products and the standards for our manufacturing plants.

                        OUR RESPONSIBILITIES TO EMPLOYEES

Respect Our employees make a difference in our performance as a company. Without dedicated employees, we would be unable to serve our customers. We expect and require compliance with all requirements of applicable labor laws - including those regarding occupational health and safety, equal employment opportunity, sexual harassment, rates of pay and overtime. We strive to provide our employees with a working environment of mutual respect and support that allows them to be productive and effective in their jobs.

Equal Opportunity        We are an equal opportunity employer. We are committed
                         to providing a work environment that is free from discrimination and harassment of any kind, whether verbal, physical or visual. Discrimination and harassment are strictly prohibited and will not be tolerated.

Safety A safe and healthy work environment is of the utmost importance to us. We are committed to complying with Occupational Safety and Health Administration Requirements (OSHA) requirements. Great care must be taken in order to promptly correct any safety problems in the workplace. You must report all accidents to the appropriate supervisors or management, no matter how slight.


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                   OUR RESPONSIBILITY FOR COMPANY INFORMATION

Confidential Information Our success depends upon our ability to maintain certain information in confidence. That information includes any non-public information relating to the Company, our customers and suppliers, or anyone else who receives information as part of a business relationship. Non-public information about past results and anticipated future plans should be protected. Confidential information should not be disclosed to anyone outside of the Company or to anyone inside the Company who does not have a need to know that information.

                         We must protect customer information that is sensitive, private or confidential just as carefully as our own. Only those who have a need to know should have access to confidential information. Both federal and state privacy laws regulate the disclosure and use of information regarding a person's health, treatment or payment for health care. Any use or disclosure of this information, except in compliance with these laws, could result in criminal or civil punishment, as well as disciplinary action up to and including termination of your employment. Consult with our management if you have questions about these privacy laws.

                         Our employees are expected to cooperate with reasonable requests for information from government agencies and regulators, and to consult with management before responding to any non-routine requests. All information provided must be truthful and accurate.

Disclosure of            Our financial information is not to be released to
Corporate News           anyone unless it is included in a published report, or
and Information          otherwise made generally available to the public.
                         Questions concerning the disclosure of confidential information should be referred to the appropriate corporate officers. Confidential business matters, which could be of interest to competitors, and customer information should never be discussed with representatives of the media or in any other public forum. All media inquiries or requests for information from financial analysts or our shareholders should be referred to the appropriate corporate officers.

Insider Trading          We have adopted a formal policy relating specifically
                         to insider trading. You can obtain a copy of this policy upon request.

                         You may not purchase or sell our securities (or the securities of our customers or suppliers) if you are in possession of material information which has not been disclosed to the general public. This rule also applies to your family members. Doing so constitutes a violation of the law and is against our policy.

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                         Information should generally be regarded as "material"
                         if there is a likelihood that it would be considered important by an investor in making a decision regarding purchasing, selling or holding the securities. The analysis of whether information is material requires the consideration of many factors. Examples might include unreleased sales and/or earnings figures, projections of future earnings or losses, news of a pending or proposed merger or asset purchase, a major new contract or lawsuit, a change in dividend policies, a change in management, news of a significant sale of assets or the disposition of a subsidiary, and the gain or loss of a major supplier. Either positive or negative information may be material.

                         Disclosure of material inside information to others who then trade in securities is also prohibited. The potential penalties apply to those who trade on the basis of the "tipped" information as well as those responsible for supplying information (even if the tipped information is received from, and supplied to, persons outside of the Company).

                         Our directors and executive officers must comply with additional requirements when trading in our securities. Those requirements include the avoidance of "short swing" trading and the filing of periodic reports relating to their trading activities.

                         There are no exceptions to this policy and its violation may result in serious criminal and civil penalties, in addition to disciplinary action or discharge.

Personal Investments     In addition to our policies regarding Insider Trading,
                         you should be particularly cautious regarding investments that may appear improper to customers, supervisory authorities or the public. Transactions that create the appearance that an individual working for us may be improperly benefiting from his or her relationship with us or violating his or her fiduciary responsibilities should be avoided. This policy applies equally to investments by members of your immediate family.

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                  OUR RESPONSIBILITIES FOR ACCURATE BOOKKEEPING

Accurate Records         Company books and records shall be properly maintained
                         and shall accurately reflect all transactions. No undisclosed or unrecorded funds or assets shall be established for any purpose. All contracts under which funds are disbursed shall accurately state the purposes for which these funds are paid and shall not be misleading. Our financial statements and other disclosure shall be full, fair, accurate, timely and understandable.


Foreign Corrupt          We are subject to the Foreign Corrupt Practices Act of
Practices Act            1977 (the "FCPA"). Our policy is to strictly comply
Requirements             with the provisions of the FCPA, which establishes
                         certain accounting requirements and prohibits the bribery of foreign governmental officials.

                         Through the FCPA we are subject to two interrelated accounting requirements. First, the FCPA requires that we maintain books, records and accounts which fairly and accurately reflect our transactions and dispositions of assets in reasonable detail. This requirement is designed to improve the accuracy of our financial records and the audits that represent the cornerstone of our financial disclosures. Second, the FCPA requires that we devise and maintain a system of internal accounting controls that are sufficient enough to provide reasonable assurances that our bookkeeping and accounting objectives will be attained.

                         The FCPA also prohibits us from directly or indirectly giving anything of value to foreign government officials, foreign political parties, candidates for political office, or any person where the payment will inure to the benefit of any of the above parties for the purpose of obtaining special treatment from a foreign government official, even if the payment is requested by that person or organization.

Records Retention        We have established and maintain a formal records
                         retention and disposal policy. You should be aware of this policy and understand the procedure for the retention of business documents.

                         Never alter or destroy documents or records in response to an investigation or other lawful request.

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               OUR RESPONSIBILITIES FOR OUR INTELLECTUAL PROPERTY

Protection of Our        We protect our intellectual property by seeking patent,
Intellectual Property    copyright or trade secret protection and by preventing
                         disclosure or loss of confidential information. Our patents, copyrights, trademarks and other proprietary rights represent valuable corporate assets. You are expected to take appropriate steps to protect our patents, copyrights, trademarks, trade secrets and other proprietary information.

Intellectual Property    Any inventions, designs, discoveries, ideas, concepts,
and Your Employment      works of authorship and trade secrets created during
                         the employment relationship -- or which arise out of an employee's work or are created using an employer's time, materials or assets -- are owned by the employer.
                         You are expected to cooperate with us in documenting our ownership of all intellectual property developed by you during your employment with us.

Intellectual Property    The proprietary rights of others must be respected. You
Rights of Others         may not engage in industrial espionage or acquire
                         information about other companies or their products and technology through improper means. If you receive a confidential disclosure of trade secrets of a technical or business nature from an outside source, it should be received under the terms of a written agreement that spells out our obligations and rights with respect to the use and protection of the information.

                     YOUR RESPONSIBILITY IN YOUR COMMUNITIES

Personal Conduct         You should always be mindful of our reputation in the
                         communities we serve. The success of our business depends on building trust with our customers and the public. This trust is built by your conduct at work and in your community. Therefore, it is extremely important that you conduct your business and personal affairs in such a way as to avoid discredit or embarrassment. You should treat all customers and co-workers with respect and courtesy at all times, whether or not "on the job."

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Political Activities     We believe that it is important for every citizen to
                         take an active interest in political and governmental affairs. All of our personnel are encouraged to keep themselves well-informed concerning political issues and candidates and to take an active role in fostering better government. If you elect to participate in political activities, however, you should make it clear at all times that your participation is done as a purely private citizen and not in the capacity of a representative of the Company. You may contribute as you choose to a particular political candidate or ballot proposition as long as those contributions are personal.

                         We have a right to political expression on issues and we may express ourselves through contributions to campaigns that do not involve the election of candidates and are not prohibited by law.

             OUR RESPONSIBILITIES FOR ENFORCEMENT AND ACCOUNTABILITY

Enforcement and          Violation of the principles of the Code or applicable
Accountability           policies and procedures by any of our directors,
                         officers or employees (or their immediate family members, to the extent applicable) will result in disciplinary action, up to and including discharge of the officer or employee. Violation of the Code by any business partner may result in termination of the distribution, dealer or agency agreement. In some cases, violation of the Code may also be a violation of civil or criminal law and any disciplinary action by the Company would be in addition to any governmental civil or criminal penalties.

                         Any employee who wishes to request waiver of, or required consent under, any provision of the Code must make a written request to their immediate supervisor; in the case of the Company's executive officers and directors, requests for waivers or required consents must be made to the Company's Audit Committee.

Reporting Violations     We have adopted a Policy on Reporting and Investigating
                         Allegations of Suspected Improper Activities (the
                         "Reporting Policy") that governs the investigation and reporting of improper activities, including violations of this Code, and allows employees to submit certain concerns in a confidential and anonymous manner.

                         If you believe that you have discovered a possible violation of the letter or intent of this Code, you may contact a supervisor, manager or officer. In the event an alleged violation involves a member of the Board of Directors or an officer of the Company, a report may be made in writing to the Audit Committee.

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                         All reports of a possible violation will be forwarded
                         unopened, unaltered and anonymously to the Audit Committee with the same "whistleblower" protection as in our Reporting Policy.


Who to Contact Regarding If you have questions or concerns about the accounting
Accounting Concerns      or auditing practices of the Company, including its
                         internal accounting controls, you are encouraged to report these concerns to the Ault Incorporated Audit
                         Committee.

                         These reports should be submitted and will be administered as outlined in our Reporting Policy.

Who to Contact with      If you have questions or concerns relating to the Code,
Questions or Concerns    you may contact:
on Code of  Ethics and
Conduct                  Donald Henry
                         Chief Financial Officer
                         7105 Northland Terrace
                         Brooklyn Park, MN 55428
                         Telephone: 763 592 1900


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Under federal law, Ault Incorporated may not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of employment because of any lawful report regarding a violation of any rule or regulation of the Securities or Exchange Commission or any federal law relating to fraud against shareholders of Ault Incorporated

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